SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

FUELCELL ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________________
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:______________________
(2)	Aggregate number of securities to which transaction applies:_____________________
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________

(4)	Proposed maximum aggregate value of transaction: ___________________________
(5)	Total Fee paid:_______________________________
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:______________________
(2)	Form, Schedule or Registration Statement No. ___________________________
(3)	Filing Party:________________________________
(4)	Date Filed:__________________________________

FUELCELL ENERGY, INC.
3 Great Pasture Road, Danbury, CT 06813
203-825-6000

February 21, 2006

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of FuelCell Energy, Inc. (“FuelCell”), which will be held on Tuesday, March 28, 2006 at 10:00 A.M., at the Sheraton Danbury Hotel located at 18 Old Ridgebury Road, Danbury, Connecticut. The formal Notice of Annual Meeting and Proxy Statement, fully describing the matters to be acted upon at the meeting, appear on the following pages.

The Board of Directors recommends the approval of the proposals being presented at the Annual Meeting of Shareholders as being in the best interest of FuelCell. We urge you to read the Proxy Statement and give these proposals your careful attention.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to vote in one of these ways:

•	Via Internet - visit the web site noted on your proxy card to vote via the Internet.

•	By telephone - call the toll-free telephone number on your proxy card to vote by phone.

•	By mail - fill in, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope.

You may attend the meeting and vote in person even if you have previously voted by proxy in one of the three ways listed above.

Sincerely yours, Jerry Leitman Chairman of the Board of Directors

 NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF FUELCELL ENERGY, INC.:

NOTICE IS HEREBY GIVEN that the Annual Shareholders’ Meeting of FuelCell Energy, Inc. (the “Company”), will be held at the Sheraton Danbury Hotel located at 18 Old Ridgebury Road, Danbury, Connecticut on Tuesday, March 28, 2006 at 10:00 a.m. Eastern Standard Time for the following purposes:

1.	To elect ten (10) directors to serve for the ensuing year and until their successors are duly elected and qualified;
2.	To ratify the selection of the independent registered public accounting firm for fiscal year 2006;
3.	To adopt the 2006 FuelCell Energy, Inc. Equity Incentive Plan; and
4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders of record at the close of business on February 6, 2006 are entitled to notice of and to vote at the meeting.

If you plan on attending the meeting, please call FuelCell at (203) 825-6102. Directions to the Sheraton Danbury Hotel are available on the Company’s web site at www.fuelcellenergy.com.

Your attention is directed to the attached Proxy Statement. If you do not expect to be present at the meeting, please vote your shares via the Internet, by touchtone telephone or fill in, sign, date and mail the enclosed Proxy as promptly as possible in order to save the Company further solicitation expense. There is enclosed with the Proxy an addressed envelope for which no postage is required if mailed in the United States.

BY ORDER OF THE BOARD OF DIRECTORS JOSEPH G. MAHLER CORPORATE SECRETARY

Danbury, Connecticut
February 21, 2006

PROXY STATEMENT
This Proxy Statement is furnished to the shareholders of FuelCell Energy, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) and at any adjournment thereof. The Annual Meeting will be held at the Sheraton Danbury Hotel located at 18 Old Ridgebury Road, Danbury, Connecticut on March 28, 2006 at 10:00 a.m. Eastern Standard Time. The Company is a Delaware corporation.

The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to shareholders is February 21, 2006.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Ten directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting of shareholders and until a successor is elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote, if authorized, the proxies for the election as directors the ten persons named below as nominees. All of the nominees are present directors of the Company. If any nominee declines or is unable to serve as a director (which is not anticipated), the persons named as proxies reserve full discretion to vote for any other person who may be nominated.

Vote Required

The affirmative vote of a majority of the votes of holders of the Common Stock present in person or by proxy at the Meeting is required to elect each nominee as director of the Company for Proposal No. 1.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ELECT THE TEN NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY.

The following table sets forth certain information for each nominee for election as a director.

NAME	AGE	PRINCIPAL OCCUPATION	DIRECTOR SINCE

Jerry D. Leitman	63
Mr. Leitman has served as Chairman of the Board since June 2002. Mr. Leitman was President from August 1997 to September 2005 and Chief Executive Officer from August 1997 to January 2006. Mr. Leitman was previously President of Jaydell Inc., a personal investment corporation from 1995 to 1997. From 1992 to 1995, Mr. Leitman was President of Asea Brown Boveri’s (ABB) global air pollution control businesses. Prior to joining ABB, Mr. Leitman was Group Executive Vice President of FLAKT AB, a Swedish multinational company, responsible for FLAKT’s worldwide industrial businesses from 1989 to 1992. Mr. Leitman is also a Director and Chairman of the Compensation Committee of Esterline Technologies, Inc and is a Director of Versa Power Systems, Inc.
			1997

NAME	AGE	PRINCIPAL OCCUPATION	DIRECTOR SINCE

R. Daniel Brdar	46
Mr. Brdar has been President since August 2005 and Chief Executive Officer since January 2006. Mr. Brdar, previously FuelCell Energy's Executive Vice President and Chief Operating, joined the Company in 2000.  Mr. Brdar held management positions at General Electric Power Systems from 1997 to 2000 where he focused on new product introduction programs and was product manager for its gas turbine technology. Mr. Brdar was Associate Director, Office of Power Systems Product Management at the U.S. Department of Energy where he held a variety of positions from 1988 to 1997 including directing the research, development and demonstration of advanced power systems including gas turbines, gasification systems and fuel cells.
			2005

Warren D. Bagatelle	67	Mr. Bagatelle has been a Managing Director of Loeb Partners Corporation since 1988 and a general partner of Loeb Investors Co. LXXV, an investment partnership and an affiliate of Loeb Partners Corporation. Mr. Bagatelle is a Director of Electro Energy, Inc. and VirtualScopics, Inc.	1988

Michael Bode	61
Mr. Bode became Chief Executive Officer of MTU CFC Solutions GmbH, a company of Daimler Chrysler, AG, in January 2003. Mr. Bode was Executive Vice President and Director of the New Technology Group of MTU Friedrichshafen GmbH from July 1993 to February 2003. From 1990 to 1993 Mr. Bode was Vice President and Director of the New Technology group of the Space Transportation and Propulsion Systems division of Deutsche Aerospace AG a subsidiary of Daimler-Benz Corp. Mr. Bode joined Messerschmitt-Bolkow-Blohm GmbH in 1974, where he held a variety of positions. Mr. Bode serves as a Director of BI New Energy Solutions. *
1993

* See Certain Relationships and Related Transactions (page 14).

NAME	AGE	PRINCIPAL OCCUPATION	DIRECTOR SINCE

James D. Gerson	62	Mr. Gerson is a private investor. He was Vice President of Oppenheimer & Co. (formerly Fahnestock & Co., Inc.) from March 1993 until April 2003, where he held a variety of positions in the corporate finance, research, and portfolio management areas. Mr. Gerson also serves as a Director of American Power Conversion Corp. and Ciprico, Inc. and is Chairman of the Board of Evercel, Inc.	1992

Thomas L. Kempner	78	Mr. Kempner has been Chairman and Chief Executive Officer of Loeb Partners Corporation since 1979 and a general partner of Loeb Investors Co. LXXV, an investment partnership and an affiliate of Loeb Partners Corporation. Mr. Kempner is also a Director of IGENE Biotechnology, Inc., Intermagnetics General Corporation, Dyax Corporation, Intersections, Inc. and Director Emeritus of Northwest Airlines, Inc.	1988

William A. Lawson	72	Mr. Lawson has been President of W.A. Lawson Associates, an industrial and financial consulting firm, since 1987. Mr. Lawson is past Chairman of the Board of Directors of Newcor, Inc.	1988

Charles J. Murphy	58	Mr. Murphy is currently a Senior Advisor at Credit Suisse First Boston as well as an Adjunct Professor at NYU's Stern School of Business. Over the last several years he has worked as a senior investment banker/advisor at Allegheny Energy, Merrill Lynch and J.P. Morgan, specifically in the energy, power and energy technology areas. From 1976 to 1996, Mr. Murphy was an investment banker at Credit Suisse First Boston where he was a member of the Executive Board, the head of the Global Equity Department and co-head of the Investment Banking Department.	2002

NAME	AGE	PRINCIPAL OCCUPATION	DIRECTOR SINCE

George K. Petty .	64	Mr. Petty was President and Chief Executive Officer of Telus Corporation, a Canadian telecommunications company, from 1994 to 1999. Previously, he was Vice President of Global Business Service for AT&T and Chairman of the Board of World Partners, the Global Telecom Alliance. Mr. Petty is a Director of Enbridge, Inc., Enbridge Energy Partners, L.P, Enbridge Energy Management, Inc. and Enbridge Energy Company, Inc.	2003

John A. Rolls	64	Mr. Rolls has been President, Chief Executive Officer and a principal investor in Thermion Systems International since 1996. He is a Director and Chairman of the Audit Committee of Bowater Inc. and of MBIA Inc. Mr. Rolls was President and Chief Executive Officer of Deutsche Bank North America from 1992 through 1996. From 1986 through 1992, Mr. Rolls was Executive Vice President and Chief Financial Officer for United Technologies Corp. Previously, he was Senior Vice President and Chief Financial Officer of RCA Corporation.	2000

Jerry D. Leitman has been nominated as a director pursuant to his employment agreement. See “Employment Agreements.”

Mr. Petty serves as the designee of Enbridge Inc. (Enbridge). The Company has agreed to allow Enbridge to nominate one member of the Company’s board of directors satisfactory to the Company so long as Enbridge holds preferred shares of FuelCell Energy, Ltd, a subsidiary of the Company.

Effective February 1, 2006, Thomas R. Casten resigned as a member of the Board of Directors of FuelCell Energy, Inc.

BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors held nine meetings during the fiscal year ended October 31, 2005. Each director attended at least 75% of the meetings of the Board of Directors and Board committees of which he was a member during the period he served as director, except for Michael Bode who lives in Germany.

Independent Directors

The Board of Directors has determined that the following members of the Board are independent directors, as such term is defined in Nasdaq Rule 4200(a)(15): Warren D. Bagatelle, James D. Gerson, Thomas L. Kempner, William A. Lawson, Charles J. Murphy, George K. Petty and John A. Rolls. The independent directors meet from time to time in executive session without the other members of the Board.

Executive Committee

The Board of Directors has an Executive Committee comprised of Messrs. Rolls (Chairman), Kempner, Leitman, and Murphy. The Executive Committee, which held no meetings during fiscal 2005, is authorized to exercise the general powers of the Board managing the business and affairs of the Company between meetings of the Board of Directors.

Nominating and Corporate Governance Committee

The Board of Directors has a Nominating and Corporate Governance Committee comprised of Messrs. Kempner (Chairman), Rolls, Murphy and Gerson. The Committee held one meeting during fiscal 2005. The members of the Committee are all independent directors under applicable Nasdaq rules. Members of the Nominating Committee are appointed by the Board of Directors The principal duties of the Nominating and Corporate Governance Committee (the “Nominating Committee”), in its capacity as a committee of the Board of Directors, are to (i) identify individuals qualified to become members of the Board of Directors and recommend the persons to be nominated by the Board of Directors for election as directors at the annual meeting of stockholders, (ii) review the Company’s corporate governance principles, assess and recommend to the Board for its consideration any changes deemed appropriate, (iii) periodically review, discuss and assess the performance of the Board and any Committees of the Board, (iv) review the Board’s committee structure and make recommendations to the full Board concerning the number and responsibilities of Board committees and committee assignments, and (v) periodically review and report to the Board regarding any questions of possible conflicts of interest or related transactions involving Board members or members of senior management of the Company. The Nominating Committee’s Charter adopted by the Board of Directors is attached as Annex A to this Proxy Statement.

The Nominating Committee will consider nominees for the Board of Directors recommended by stockholders. Nominations by stockholders must be in writing, must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the nominating stockholder is a beneficial or record owner of the Company’s common stock. Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as director if elected. Nominations must be delivered to the Nominating Committee at the following address:

Nominating and Corporate Governance Committee
FuelCell Energy, Inc.
c/o Corporate Secretary
3 Great Pasture Road
Danbury, CT 06813

The Nominating Committee is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of stockholders, or, in the case of a vacancy on the Board of Directors, recommend a director to be elected by the Board to fill such vacancy.

Audit and Finance Committee

The Board of Directors has an Audit and Finance Committee comprised of Messrs. Gerson (Chairman), Bagatelle and Murphy. The principal duties of the Audit and Finance Committee (the “Audit and Finance Committee”) are to oversee (i) management’s conduct of the Company’s financial reporting process, including reviewing the financial reports and other financial information provided by the Company and the Company’s systems of internal accounting and financial controls, (ii) the Company’s independent auditors’ qualifications and independence and the audit and non-audit services provided to the Company, and (iii) the performance of the Company’s independent auditors. The Audit and Finance Committee shall also assist the Board in providing oversight as to the Company’s financial and related activities, including capital market transactions and other matters required by its Charter. The Audit and Finance Committee held nine meetings during fiscal 2005. The Audit and Finance Committee’s report appears on page 22 and the Charter adopted by the Board of Directors is attached as Annex B to this Proxy Statement.

Each of the Audit and Finance Committee members satisfies the definition of independent director and is financially literate as established in the NASDAQ Listing Standards. In accordance with Section 407 of the Sarbanes-Oxley Act of 2002, the Board has identified Warren D. Bagatelle as the Audit and Finance Committee's "Financial Expert."

Compensation Committee

The Board of Directors has a Compensation Committee comprised of Messrs. Lawson (Chairman), Rolls and Petty. The Committee held seven meetings during fiscal 2005. The members of the Committee are all independent directors under applicable Nasdaq rules. Members of the Compensation Committee are appointed by the Board of Directors.

The Compensation Committee is responsible for implementing and reviewing executive compensation plans, policies and programs in an effort to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company’s business objectives and to align the interests of executive officers with the long-term interests of the Company’s shareholders. To that end, it is the responsibility of the Compensation Committee to develop and approve periodically a general compensation policy and salary structure for executive officers of the Company, which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate. It is also the responsibility of the Compensation Committee to review and recommend for approval by the independent directors of the Board the compensation (salary, bonus and incentive compensation) of the Chief Executive Officer of the Company and review and approve the compensation (salary, bonus and other incentive compensation) of the other executive officers of the Company; review and approve perquisites offered to executive officers of the Company; review and approve corporate goals and objectives relevant to the compensation of executive officers of the Company and evaluate performance in light of the goals and objectives; and review and approve all employment, retention and severance agreements for executive officers of the Company. The Compensation Committee reviews the management succession program for the Chief Executive Officer and selected executive officers of the Company.

The Compensation Committee also acts on behalf of the Board in administering compensation plans approved by the Board and/or the shareholders of the Company, in a manner consistent with the terms of such plans (including, as applicable, the granting of stock options, restricted stock, stock units and other awards, and the review of performance target goals established before start of the relevant plan year and determination of when performance goals have been achieved at the end of the plan year); reviews and makes recommendations to the Board with respect to new compensation incentive plans and equity-based plans; and reviews and make recommendations to the Board on changes in major benefit programs of executive officers of the Company.

Compensation Committee Interlocks and Insider Participation

Decisions regarding executive compensation are principally made by the Compensation Committee, which is composed of Messrs. Lawson, Rolls and Petty. The Compensation Committee reviews and recommends for approval by the independent members of the Board of Directors the compensation (salary, bonus and other long-term incentives) of the Chief Executive Officer of the Company and reviews and approves the compensation (salary, bonus and long-term incentives) of the other executive officers of the Company. The Company has both a short and long term incentive compensation plan. The Compensation Committee is responsible for the recommendation to the independent directors of the Company of incentive awards to the Chief Executive Officer of the Company under the plans and the approval of incentive awards to the other executive officers of the Company under the plans. No member of the Compensation Committee was an officer or employee of the Company during the fiscal year ended October 31, 2005. Mr. Petty is a member of the Board of Directors of Enbridge, Inc., a distributor of the Company (refer to “Certain Relationships and Related Transactions” below).

INFORMATION RELATED TO DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

The Board approved a new compensation and benefit program for non-employee directors, which went into effect in the fourth quarter of fiscal 2005. In recommending this program to the Board, the Nominating and Corporate Governance Committee was guided by the following goals: compensation should fairly pay directors; compensation should align directors’ interests with the long-term interests of shareholders; and the structure of the compensation should be simple, transparent and easy for shareholders to understand.

Each Board member not employed by the Company or its affiliates, is paid a retainer fee of $25,000 per annum. Michael Bode is employed by MTU CFC Solutions, an affiliate, and therefore receives no compensation. Committee Chairman fees are $12,500 for the Compensation Committee and Audit and Finance Committee and $7,500 for the Executive and Nominating Committees. Non-Chairman committee fees are $5,000 and $2,500 for participation on each additional committee. All Board and Committee fees are payable, at the option of the Board member, in cash, shares of the Company’s common stock or options to purchase shares of the Company’s common stock. To encourage long-term investment by Directors, those Directors that elect fee payments in shares of common stock or options have a 20% premium added to the value of such fee payments. Board members also receive an equity grant valued at $28,000 per annum. The equity grant can be received, at the choice of the Board member, in either shares of the Company’s common stock or in options to purchase shares of the Company’s common stock. Options are 100% vested at the date of grant.

New Board members are granted 40,000 non-qualified stock options upon acceptance to the Board. These options are exercisable commencing one year after grant, vest at the rate of 25% per year from date of grant and have restrictions as to transferability.

The Company reimburses directors for reasonable expenses incurred in connection with the performance of their duties as directors.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of February 6, 2006 with respect to: (a) the only shareholders known to management to own beneficially more than 5% of the outstanding common stock of FuelCell; (b) each of FuelCell’s directors; (c) each of the executive officers of FuelCell named below in the Summary Compensation Table under the heading “Executive Compensation”; and (d) in summary, all of FuelCell’s directors and executive officers as a group.

Unless indicated otherwise the address of each holder is in care of FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, Connecticut 06813-1305.

Name	Shares of Common Stock owned Beneficially		Percentage of Outstanding Common Stock (1)

Jerry D. Leitman	1,480,565	(2)	2.95

R. Daniel Brdar	216,069	(3)	*

Warren D. Bagatelle c/o Loeb Partners Corp. 61 Broadway New York, NY 10006	1,079,951	(4) (5)	2.21

Christopher R. Bentley	426,166	(6)	*

Michael Bode c/o MTU CFC Solutions GmbH Postfach D-81663 München Germany	2,746,548	(7)	5.63

James D. Gerson	1,233,789	(8)	2.53

Thomas L. Kempner c/o Loeb Partners Corp. 61 Broadway New York, NY 10006	518,816	(4) (9)	1.06

William A. Lawson	102,624	(10)	*

Joseph G. Mahler	315,113	(11)	*

Hansraj C. Maru	224,833	(12)	*

Name	Shares of Common Stock owned Beneficially	Percentage of Outstanding Common Stock (1)

Charles J. Murphy c/o Credit Suisse First Boston 11 Madison Avenue 19th Floor New York, NY 10010	33,716	(13)	*

George K. Petty	235,170	(14)	*

John A. Rolls c/o Thermion Systems International 611 Access Road Stratford, CT 06615	60,103	(15)	*

MTU Friedrichshafen GmbH (“MTU”) Maybachplatz 1 88045 Friedrichshafen Germany	2,746,548		5.63

Wellington Management Company, LLP 75 State Street Boston, MA 02109	5,330,675	(16)	10.93

All Directors and Executive Officers as a Group (13 persons)	5,435,723	(17)	10.59
____________________
* Less than one percent.
(1)	Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.
(2)	Mr. Leitman’s shareholdings include options to purchase 1,448,000 shares of Common Stock, which are currently exercisable.
(3)	Mr. Brdar’s shareholdings include options to purchase 211,500 shares of Common Stock, which are currently exercisable or are exercisable within 60 days.
(4)	Warren Bagatelle and Thomas L. Kempner, by virtue of being general partners of Loeb Investors Co. LXXV, may each be deemed to beneficially own 491,192 shares of stock owned by Loeb Investors Co. LXXV.
(5)	Mr. Bagatelle’s shareholdings include options to purchase 20,459 shares of Common Stock, which are currently exercisable and 491,192 shares of stock owned by Loeb Investors Co. LXXV.
(6)
Mr. Bentley’s shareholdings include options to purchase 244,750 shares of Common Stock, which are currently exercisable or are exercisable within 60 days. Mr. Bentley’s shareholdings include 100 shares held by his wife, Karen Bentley. Mr. Bentley disclaims beneficial ownership of the securities held by his wife.

(7)	Mr. Bode is an executive officer of MTU CFC Solutions GmbH, a subsidiary of MTU-Friedrichshafen GmbH, which holds 2,746,548 shares of Common Stock.
(8)
Mr. Gerson’s shareholdings include 241,800 shares held by a private foundation, of which Mr. Gerson is President and a Director. Mr. Gerson disclaims beneficial ownership of the securities held by the private foundation. Mr. Gerson’s shareholdings include options to purchase 16,000 shares of Common Stock, which are currently exercisable.

(9)	Mr. Kempner’s shareholdings include options to purchase 27,624 shares of Common Stock, which are currently exercisable and 491,192 shares of stock owned by Loeb Investors Co. LXXV.
(10)	Mr. Lawson’s shareholdings include options to purchase 27,624 shares of Common Stock, which are currently exercisable.
(11)	Mr. Mahler’s shareholdings include options to purchase 268,300 shares of Common Stock, which are currently exercisable or are exercisable within 60 days.

(12)	Dr. Maru’s shareholdings include options to purchase 164,500 shares of Common Stock, which are currently exercisable or are exercisable within 60 days.
(13)	Mr. Murphy’s shareholdings include options to purchase 30,000 shares of Common Stock, which are currently exercisable.
(14)
Mr. Petty, by virtue of being a director of Enbridge, may be deemed to beneficially own 207,952 shares of Common Stock, which are issuable upon conversion of the FuelCell Energy, Ltd. Series I Preferred Stock held by Enbridge. Mr. Petty is a director of Enbridge. Mr. Petty disclaims beneficial interest of these shares. Mr. Petty’s shareholdings include options to purchase 25,732 shares of Common Stock, which are currently exercisable.

(15)	Mr. Roll’s shareholdings include options to purchase 52,103 shares of Common Stock, which are currently exercisable.
(16)	Based upon information contained in Schedule 13G/A filed on February 14, 2006.
(17)
Includes options to purchase 2,536,592 shares of Common Stock, which are currently exercisable or are exercisable within 60 days and 207,952 shares of Common Stock issuable upon conversion of the FuelCell Energy, Ltd. Series I Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons who own more than ten percent of the issued and outstanding shares of Common Stock to file reports of beneficial ownership and changes in beneficial ownership with the SEC and to furnish copies of all Section 16(a) forms to the Company.

Based solely on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons that no filings were required for those persons, the Company believes that during the last fiscal year all required filings were timely made as required by Section 16(a).

Certain Relationships and Related Transactions

MTU-Friedrichshafen GmbH

MTU-Friedrichshafen GmbH holds 2,746,548 shares of FuelCell Energy common stock. FuelCell Energy has certain business relationships with its subsidiary; MTU CFC Solutions. Michael Bode, a member of the Board of Directors of the Company, is an executive officer of MTU CFC Solutions. In December 2005, it was announced that MTU Friedrichshafen GmbH, which is a subsidiary of DaimlerChrysler, will be acquired by the Sweden-based private equity firm, EQT. The completion of this transaction is subject to final regulatory approvals that are expected to be obtained in the first calendar quarter of 2006.

We have two agreements with MTU CFC Solutions, a Cell License Agreement and a Balance of Plant License Agreement.  Under our current Cell License Agreement, which has been extended through December 2009, we license our DFC technology to MTU CFC Solutions for use exclusively in Europe and the Middle East and non-exclusively in Africa and South America.  We also sell our DFC components and stacks to MTU CFC Solutions under this agreement.  Under the Cell License Agreement, MTU CFC Solutions also granted us an exclusive, royalty-free license to use any of their existing improvements to our Direct FuelCell that MTU CFC Solutions developed as of December 1999 under a previous license agreement.  In addition, MTU CFC Solutions has agreed to negotiate a license grant of any separate carbonate fuel cell know-how it develops during the term of the current Cell License once it is ready for commercialization.  Under our Balance of Plant Cross Licensing and Cross-Selling Agreement, we may sell to MTU CFC Solutions our MW-class modules and MTU CFC Solutions may sell their sub-MW class modules to us.  The Balance of Plant License continues through July 2008 and may be extended for up to three additional 5-year terms, at the option of either MTU CFC Solutions or us.

During fiscal year 2005, the Company recognized revenue of approximately $2.6 million for fuel cell components sold to MTU CFC Solutions. The Company also recognized royalty income of approximately $0.3 million and royalty expense of approximately $0.2 million during fiscal year 2005 related to the agreements with MTU CFC Solutions discussed above. The Company believes that the terms of its transactions with MTU CFC Solutions are no less favorable to the Company than it could have obtained from an unaffiliated third party.

Strategic Alliance with Enbridge, Inc.

On November 4, 2003, the Company entered into a strategic alliance agreement with Enbridge to distribute FuelCell's products in Canada. On July 7, 2005, we issued warrants to purchase up to an aggregate of 1,000,000 shares of our common stock to Enbridge in conjunction with an amended distribution agreement. All previously issued warrants to Enbridge were cancelled. The warrants vest on a graduated scale based on the total number of megawatts of our products ordered by Enbridge and the timing of such orders. The exercise prices of the warrants range from $9.89 to $11.87 per share and the expiration dates range from June 30, 2007 to June 30, 2010. As of October 31, 2005, all of the warrants issued to Enbridge remained unvested. Enbridge also holds shares of FuelCell Energy, Ltd. Series I Preferred Stock, a subsidiary of the Company, which are presently convertible into 207,952 shares of the Company’s Common Stock. George K. Petty, a member of the Board of Directors of the Company, is a director of Enbridge.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviews the Company's compensation plan on a regular basis. The Compensation Committee periodically retains independent consultants on an as needed basis to provide current market data with regard to base salary structure, short-term cash incentives and with the development of long-term incentive plans. The Compensation Committee regularly updates its assessment of various long-term incentive tools including stock options, restricted stock, performance-based equity, and other alternatives that might be available.

The Company's primary objective in developing executive compensation policies is to attract, motivate and retain highly qualified and effective leaders. The compensation policy includes various components of compensation that are intended to align management behaviors and priorities directly with the Company’s strategic objectives and to encourage management to act in the best long-term interest of the Company and its shareholders. The Company's executive officer compensation policy generally consists of three elements: base compensation, annual cash bonus and long-term incentive compensation.

Cash Compensation

Annual compensation consists of two elements: base salary and an annual bonus payable in a combination of cash and Company common stock. Each officer is offered a base salary that is commensurate for the role that he or she is performing. In setting compensation, the Compensation Committee strives to maintain base compensation for the Company's executive officers at levels which the Compensation Committee, based on its experience, believes are competitive with the compensation of comparable executive officers in similarly situated companies.

Increases in base salary are based on a periodic review and evaluation of the performance of the operation or function for which the executive has responsibility, and is measured against defined performance criteria. The executive is also reviewed according to his or her competence as an effective leader in the Company, which includes an evaluation of the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both within and outside of the Company.

Executive officers are eligible to participate in a bonus plan. The Compensation Committee determines awards under the bonus plan. The Compensation Committee considers input of the Chief Executive Officer with respect to the bonus to be awarded to the other executive officers. The executive officers, as well as other key employees, may receive bonuses based upon meeting the performance objectives of the Company and their contributions to the Company.

The compensation paid by the Company to its Chief Executive Officer for fiscal 2005 was based upon an employment agreement negotiated with Mr. Leitman. The Compensation Committee has recently conducted a survey of compensation packages of Chief Executive Officers in comparable companies, and believes, based upon the individual experience of its members, that the compensation package for Mr. Leitman for fiscal 2005 was reasonable based upon Mr. Leitman’s experience, his level of responsibility and the contributions made and expected to be made by him to the Company. See “Employment Agreement” for a description of Mr. Leitman’s employment agreement.

Long-term incentive compensation

Each of the executive officers and all employees are eligible to receive awards under the Company’s Equity Incentive Plans. These Plans are used to align a portion of the officers’ compensation with shareholders' interest and the long-term success of the Company by encouraging the executive officers and other employees to remain with the Company, and by enabling optionees to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's Common Stock at any particular point in time.

In determining the number of options to be granted to each executive officer, the Compensation Committee considers input of the Chief Executive Officer with respect to the executive officers, other than the Chief Executive Officer.  These determinations are based in part upon annual compensation surveys of executive officers and certain key employees in comparable companies along with following guidelines previously approved by the Compensation Committee.

The members of the Compensation Committee have submitted this report.

Compensation Committee

William Lawson (Chairman)
John Rolls
George Petty

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended October 31, 2005, 2004 and 2003, of those persons who were at October 31, 2005 (i) the chief executive officer and (ii) the four other most highly compensated executive officers of the Company.

	ANNUAL COMPENSATION
NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY	BONUS (1)	LONG TERM COMPENSATION AWARDS SECURITIES UNDERLYING OPTIONS #	ALL OTHER COMPENSATION (2)

Jerry D. Leitman	2005	$392,692	$191,500	-0-	$13,645
Chairman (3)	2004	$388,250	$186,000	-0-	$14,014
	2003	$383,711	$180,500	-0-	$19,571

Christopher R. Bentley	2005	$274,231	$65,000	25,000	$12,000
Executive Vice President	2004	$274,673	$65,750	20,000	$11,663
	2003	$271,269	$63,750	10,000	$15,752

R. Daniel Brdar	2005	$233,077	$55,000	250,000	$10,919
President and Chief	2004	$183,885	$50,000	35,000	$9,341
Executive Officer (4)	2003	$160,529	$40,000	50,000	$24,810

Joseph G. Mahler	2005	$240,462	$58,500	40,000	$12,000
Senior Vice President	2004	$237,154	$60,000	20,000	$11,480
Chief Financial Officer	2003	$234,731	$55,000	10,000	$15,242
Corporate Secretary and Treasurer

Hansraj C. Maru	2005	$210,705	$45,000	-0-	$9,058
Executive Vice President	2004	$216,135	$50,700	10,000	$10,385
and Chief Technology Officer(s)	2003	$215,983	$47,000	10,000	$14,838
____________
(1)	The value of the 2005 annual bonus was paid 67% in cash and 33% in shares of common stock.
(2)	Represents employer contributions to the Defined Contribution Pension Plan and employer contributions to the Section 401(k) Plan.
(3)	Mr. Leitman was President from August 1997 to September 2005 and Chief Executive Officer from August 1997 to January 2006.
(4)	Mr. Brdar has been President since August 2005 and Chief Executive Officer since January 2006.
(5)	Dr. Maru retired effective February 15, 2006.

Stock Option Grants

The following table sets forth certain information with respect to options granted to the named executive officers of the Company for the fiscal year ended October 31, 2005.

	NUMBER OF SECURITIES UNDERLYING OPTIONS/SARs	PERCENT OF TOTAL OPTIONS/SARs GRANTED TO EMPLOYEES IN	EXERCISE OR BASE	EXPIRATION	POTENTIAL REALIZABLE VALUE AT ASSUMED ANNUAL RATES OF STOCK PRICE APPRECIATION FOR OPTION TERM(2)
NAME	GRANTED (1)	FISCAL YEAR	($/SH)	DATE	5%	10%

Jerry D. Leitman	-0-	-0-	-0-	N/A	N/A	N/A

Christopher Bentley	25,000	2.89	$9.57	3/29/2015	$150,463	$381,303

R. Daniel Brdar	250,000	28.94	$9.42	2/11/2015	$1,481,047	$3,753,263

Joseph G. Mahler	40,000	4.63	$9.57	3/29/2015	$240,741	$610,085

Hansraj C. Maru	-0-	-0-	-0-	N/A	N/A	N/A
_____________
(1)
The options were granted under the Company's 1998 Equity Incentive Plan. These options become exercisable in four equal annual installments on each anniversary date of the date of grant. Options that have been issued may not be exercised beyond the earlier of (a) ten years from the date of grant, or (b) three months after the holder ceases to be employed by the Company, except in the event of termination by reason of death or permanent disability, in which event the option may be exercised for up to one year following termination.

(2)	The assumed rates are compounded annually for the full term of the options.

Stock Option Exercises and Values

The following table sets forth certain information with respect to the aggregated number and value of options exercisable and unexercisable by the named executive officers as of October 31, 2005.

NAME	SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS AT 10/31/05 EXERCISABLE/ UNEXERCISABLE (#)	VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT 10/31/05 EXERCISABLE/ UNEXERCISABLE (1)

Jerry D. Leitman	-0-	-0-	1,398,000(2) 50,000(3)	$ $	8,873,280(2) -0-(3)

Christopher R. Bentley	-0-	-0-	219,750(2) 56,250(3)	$ $	921,830(2) 16,550(3)

R. Daniel Brdar	-0-	-0-	119,250(2) 309,750(3)	$ $	82,750(2) 82,750(3)

Joseph G. Mahler	-0-	-0-	239,550(2) 71,250(3)	$ $	1,130,627(2) 16,550(3)

Hansraj C. Maru	7,000	$48,441	195,000(2) 20,000(3)	$ $	872,160(2) 16,550(3)

(1)	Based upon the closing price of $8.76 on October 31, 2005 of the Company’s Common Stock on the Nasdaq National Market minus the respective option exercise price.
(2)	Exercisable
(3)	Unexercisable

Employment Agreements

In August 1997, the Company entered into an employment agreement with Mr. Leitman upon hiring him as its President and Chief Executive Officer and such employment agreement was subsequently modified in June 2002. Upon entering into the agreement, the Company granted Mr. Leitman options to purchase 1,500,000 shares of Common Stock. On January 12, 2006, the Company modified the employment agreement (the “Modified Agreement”) with Mr. Leitman for him to assist in the transition of responsibility of the position of President and Chief Executive Officer of the Company to Mr. Brdar and provide strategic advice to him and to the Board. The Modified Agreement provides that Mr. Leitman will become a non-executive Chairman of the Board of Directors and the Company has agreed to use its best efforts to cause Mr. Leitman to be elected to the Board of Directors and to appoint Mr. Leitman as Chairman of the Board. Under the Modified Agreement, which is terminable by either party upon 30 days notice, Mr. Leitman will work a minimum of 25% of customary business hours and is entitled to a salary of $395,000 per annum, pro-rated to the amount of time worked, an annual bonus to be determined by the Compensation Committee in its sole discretion at the conclusion of the Company’s fiscal year and the opportunity to participate in insurance plans and other employment benefits as may be generally available to other employees of the Company. The Modified Agreement provides for a one-year term, which may be extended upon mutual approval of Mr. Leitman, the Board of Directors of the Company, and the President and Chief Executive Officer. The Modified Agreement includes non-disclosure provisions and prohibits Mr. Leitman from competing with the Company during the term of his employment and for a period of two years thereafter.

  On January 12, 2006, the Company entered into an employment agreement (the “Agreement”) with Mr. Brdar upon his promotion to President and Chief Executive Officer. This Agreement supersedes Mr. Brdar’s prior employment arrangement dated February 2005. Under the Agreement, which is terminable by either party upon 30 days notice, Mr. Brdar is entitled to an initial annual base salary of $350,000, which will be reviewed at least annually by the Compensation Committee of the Board of Directors and adjusted at the sole discretion of the Compensation Committee, and a bonus of up to 50% of Mr. Brdar’s base salary as determined and approved by the Board of Directors. Mr. Brdar also retained the options to purchase 250,000 shares of Common Stock granted under the February 2005 employment arrangement and was granted options to purchase an additional 250,000 shares of Common Stock in December 2005. The Agreement also provides Mr. Brdar with the opportunity to participate in insurance plans and other employment benefits as may be generally available to other employees of the Company. In certain circumstances, if Mr. Brdar’s employment is terminated, including a termination by Mr. Brdar upon a change in control, Mr. Brdar will be entitled to a severance benefit equal to (i) two times his then base salary, plus (ii) the average of Mr. Brdar’s bonuses since the inception of the Agreement. The Agreement also contains non-disclosure provisions and prohibits Mr. Brdar from competing with the Company during the term of his employment and for a period of two years thereafter.

In October 1998, the Company entered into an employment agreement with Mr. Mahler upon hiring him as its Chief Financial Officer, Treasurer and Corporate Secretary. Under the agreement, which is terminable by either party upon 30 days notice, Mr. Mahler is entitled to a minimum annual salary and a bonus based upon the Company incentive compensation plan. In addition, upon entering into the agreement, the Company granted Mr. Mahler options to purchase 300,000 shares of Common Stock. The agreement also provides Mr. Mahler with the opportunity to participate in insurance plans and other employment benefits as may be generally available to other employees of the Company. In certain circumstances, if Mr. Mahler’s employment is terminated, Mr. Mahler will be entitled to a severance benefit equal to (i) his then base salary, plus (ii) an amount equal to Mr. Mahler’s bonus from the Company for the immediately preceding year. The agreement also contains non-disclosure provisions and prohibits Mr. Mahler from competing with the Company during the term of his employment and for a period of two years thereafter.

FIVE-YEAR FINANCIAL PERFORMANCE COMPARISON GRAPH

The following graph compares the annual change in the Company’s cumulative total shareholder return on its Common Stock for the five fiscal years ended October 31, 2005 with the cumulative total return on the Russell 2000 and a peer group consisting of SIC Group Code 369 companies listed on The American Stock Exchange, Nasdaq National Market and New York Stock Exchange for that period. It assumes $100 invested on November 1, 2000 with dividends reinvested.

AUDIT AND FINANCE COMMITTEE REPORT

During fiscal year 2005, the Audit and Finance Committee of the Board reviewed the quality and integrity of the Company’s consolidated financial statements, the effectiveness of its system of internal control over financial reporting, its compliance with legal and regulatory requirements, the qualifications and independence of its independent registered public accounting firm, the performance of its independent registered public accounting firm and other significant matters as required by Charter.

The Audit and Finance Committee has reviewed and discussed with management and KPMG LLP, the Company’s independent registered public accounting firm, the Company’s audited consolidated financial statements and internal controls over financial reporting. The Audit and Finance Committee has discussed with KPMG, during the 2005 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended.

The Audit and Finance Committee has received and reviewed the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with KPMG its independence from the Company. The Committee also concluded that KPMG’s provision of audit and non-audit services is compatible with KPMG’s independence. Based on the review and discussions noted above, the Audit and Finance Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2005 and be filed with the U.S. Securities and Exchange Commission.

Submitted by:

Audit and Finance Committee
James D. Gerson (Chairman)
Warren D. Bagatelle
Charles Murphy

PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee of the Board has selected KPMG LLP as the independent registered public accounting firm to perform the audit of our financial statements for 2006. KPMG LLP was our independent registered public accounting firm for the fiscal year ended October 31, 2005.

KPMG representatives are expected to attend the 2006 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

We are asking our shareholders to ratify the selection of KPMG LLP as our independent registered public accounting firm. Although ratification is not required by our by-laws or otherwise, the Board is submitting the selection of KPMG LLP to our shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit and Finance Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Vote Required

The affirmative vote of a majority of the votes of holders of the Common Stock present in person or by proxy at the Meeting is required for adoption of Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL NO. 2

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Audit Fees

Audit fees include the aggregate fees billed for the audit of the Company's annual consolidated financial statements, the audit of management’s assessment of internal controls over financial reporting and the effectiveness of internal controls over financial reporting, the reviews of each of the quarterly consolidated financial statements included in the Company's Forms 10-Q and work performed in connection with SEC registration statements. The aggregate audit fees billed to the Company by KPMG LLP for the fiscal year ended October 31, 2005 were $498,905. The aggregate audit fees billed to the Company by KPMG LLP for the fiscal year ended October 31, 2004 were $324,754. The 2004 fees also include statutory audit work performed with respect to the acquisition of Global on November 3, 2003.

Audit-Related Fees

Audit-related fees include accounting advisory services related to the audit of the Company's employee benefit plans, the adoption of new accounting standards and special one-time events. The aggregate audit-related fees billed to the Company by KPMG for the fiscal year ended October 31, 2005 were $20,000. The aggregate audit-related fees billed to the Company by KPMG for the fiscal year ended October 31, 2004 were $36,150.

Tax Fees

Fees paid to KPMG LLP for tax services for 2005 were approximately $120,475. This included $88,375 for tax return and compliance work and $32,100 for tax consulting, assistance and advice.

Fees paid to KPMG LLP for tax services for 2004 were approximately $370,796. This included $65,900 for tax return and compliance work, $179,750 for acquisition costs and $125,146 for tax consulting, assistance and advice.

Other Fees

Other than fees relating to the services described above under Audit Fees, Audit-Related Fees and Tax Fees, there were no additional fees billed by KPMG LLP for services rendered to the Company for the fiscal year ended October 31, 2005 or the fiscal year ended October 31, 2004.

As set forth in its charter, it is the policy of our Audit and Finance Committee to pre-approve all audit and non-audit services provided by KPMG.  Our Audit and Finance Committee has considered whether the provision of KPMG LLP's services other than for the annual audit and quarterly reviews is compatible with their independence and has concluded that it is.

EQUITY COMPENSATION PLAN AND WARRANT INFORMATION

The following table sets forth certain information with respect to the Company’s equity compensation plans and warrants as of the end of the fiscal year ended October 31, 2005.

Plan Category	Number of Common Shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Plans approved by shareholders:
Equity incentive plans	5,810,086	$10.30	6,482,651
Employee stock purchase plan	20,646	$6.76	396,171
Plans not approved by shareholders:
Warrants issued to business partners	1,600,000	$13.05	---
Total	7,230,732	$10.88	6,878,822

PROPOSAL NO. 3 - ADOPT 2006 FUELCELL ENERGY, INC. EQUITY INCENTIVE PLAN

In February 2006, the Board adopted, subject to shareholder approval, the Company's 2006 Equity Incentive Plan (the "2006 Plan"). The purposes of the 2006 Plan are to attract and retain key employees, directors, advisors and consultants, to provide an incentive for them to assist the Company to achieve long-range performance goals and to enable them to participate in the long-term growth of the Company. The following is a summary description of the 2006 Plan and is qualified in its entirety by reference to the full text of the 2006 Plan, which is attached hereto as Annex C.

Under the 2006 Plan, the Company may grant (i) incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) options that are not qualified as incentive stock options ("nonqualified stock options"), (iii) stock appreciation rights either in tandem with an option or alone and unrelated to an option ("SARs"), and (iv) restricted shares of Common Stock ("restricted stock").

All employees, and in the case of awards other than incentive stock options, directors, advisors and consultants of the Company or any affiliate (as that term is defined in the 2006 Plan) capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to participate in the 2006 plan.

The Board of Directors of the Company, including any duly authorized committee of the Board of Directors, has the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the operation of the 2006 Plan and to interpret provisions of the Plan. The Board of Directors has designated the Compensation Committee to administer the 2006 Plan.

There are a total of 2,500,000 shares of Common Stock available for issuance under the 2006 Plan, subject to adjustment for any stock dividend, recapitalization, stock split, stock combination or certain other corporate reorganizations. Shares issued may consist in whole or in part of authorized but unissued shares or treasury shares. Shares subject to an award that expires or is terminated or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded will again be available for award under the 2006 Plan. The closing price of the Company's Common Stock on February 1, 2006 was $10.34.

Stock Options

Subject to the provisions of the 2006 Plan, the Board may award incentive stock options and nonqualified stock options and determine the number of shares to be covered by each option and the conditions and limitations applicable to the exercise of the option. Each option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable award or thereafter. The Board shall establish the option price at the time each option is awarded, which price shall not be less than 100% of the fair market value of the Common Stock on the date of award, in the case of incentive stock options.

The terms and conditions of incentive stock options shall be subject to and comply with Section 422 of the Code and any regulations thereunder. No incentive stock option granted under the 2006 Plan may be granted more than ten years after the effective date of the 2006 Plan and no such grant may be exercisable more than ten years from the date of grant (five years after the date of grant for incentive stock options granted to holders of more than 10% of the Common Stock). Incentive stock options shall be granted only to employees of the Company and shall be transferable by the option holder only by the laws of descent and distribution, and shall be exercisable only by the employee during his or her lifetime.

Stock Appreciation Rights

Subject to the provisions of the Plan, the Board may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. The Board shall establish the option price at the time each SAR is awarded, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award with respect to SARs. SARs granted in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised.

Restricted Stock

Subject to the provisions of the Plan, the Board may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Corporation and the other terms and conditions of such awards. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

Director Grants

Each year the Company may grant a retainer, committee fees and an annual equity grant in amounts determined by the Board. At the election of the director, retainer and committee fees can be paid in the form of cash, Common Stock or Nonqualified Stock Options. The equity grant, at the election of the Director, shall be in the form of shares of Common Stock or Nonqualified Stock Options. Prior to the date of grant, each Director shall elect the manner in which those awards shall be granted. Any such election shall be effective for the fiscal year and may not be changed. These grants shall be made on the last day of the fiscal quarter of each fiscal year of the Company. Prior to the beginning of the Company’s fiscal year, each Director may elect to defer any grants pursuant to the FuelCell Energy Inc. Directors Deferred Compensation Plan.

General Provisions Applicable to Awards

Documentation. Each Award under the Plan shall be evidenced by a written document delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

Board Discretion. Each type of award may be made alone, in addition to or in relation to any other type of award. The terms of each type of award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular award, any determination with respect to an award may be made by the Board at the time of award or at any time thereafter.

Termination of Employment. The Board shall determine the effect on an award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant’s legal representative, guardian or Designated Beneficiary may receive payment of an award or exercise rights thereunder.

Change in Control. In order to preserve a Participant’s rights under an award in the event of a change in control of the Company, the Board in its discretion may, at the time an award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the award, (ii) provide for the purchase of the award upon the Participant’s request for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable, (iii) adjust the terms of the award in a manner determined by the Board to reflect the change in control, (iv) cause the award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provision as the Board may consider equitable and in the best interests of the Company. Notwithstanding the foregoing, any change in Incentive Stock Options shall comply with the rules under Section 424 of the Code and no change may be made to any Award which would make the Award subject to the provisions of Section 409A of the Code.

The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

Vote Required

The affirmative vote of a majority of the votes of holders of the Common Stock present in person or by proxy at the Meeting is required for adoption of Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL NO. 3

ADDITIONAL INFORMATION AND OTHER MATTERS

General

The record date for the Annual Meeting is February 6, 2006. Holders of shares of the Company’s common stock, par value $.0001 per share (“Common Stock”), as of the close of business on the record date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Each holder of Common Stock is entitled to one vote for each share held on the record date.

Code of Ethics

The Company has a code of ethics, which applies to the Company’s Chief Executive Officer, Chief Financial Officer and Controller. The code of ethics provides a statement of certain fundamental principles and key policies and procedures that govern the conduct of the Company’s business. The code of ethics can be found on the Company’s website at www.fuelcellenergy.com.

Shareholder Proposals for the 2007 Annual Meeting

Shareholders who wish to present proposals for inclusion in the Company's proxy materials and for consideration at the 2007 Annual Meeting of Shareholders should submit the proposals in writing to the Secretary of the Company in accordance with all applicable rules and regulations of the SEC no later than October 24, 2006.

Quorum and Vote Required

As of the record date, there were issued and outstanding 48,784,991 shares of Common Stock, and 105,875 shares of Series B Preferred stock. The holders of a majority of the shares of Common Stock entitled to vote as of the record date present in person or by proxy will constitute a quorum at the meeting. Under the Delaware General Corporation Law, any stockholder who submits a proxy and abstains from voting on a particular matter described herein will still be counted for purposes of determining a quorum. Broker non-votes will be treated as not represented at the meeting.

Voting by Proxy

In voting by proxy with regard to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Shareholders should specify their choices via Internet, by telephone or, on the accompanying proxy card.

All properly executed proxies delivered by shareholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given, the shares represented by a proxy will be voted “FOR” the election of all directors and “FOR” the approval of all of the other proposals. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their best judgment.

Any shareholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary a proxy card bearing a later date or by voting in person at the Annual Meeting.

In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors and employees in person or by telephone. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

Stockholder Communications with Directors

The Company has established a process by which stockholders can communicate with the Company’s Board of Directors. Stockholders may communicate with the Board of Directors, or any of the Company’s individual directors, by sending their communications to the Board of Directors, or to any individual director, at the following address:

Board of Directors
FuelCell Energy, Inc.
c/o Corporate Secretary
3 Great Pasture Road
Danbury, CT 06813

All stockholder communications received by the Company’s Corporate Secretary will be delivered to one or more members of the Board of Directors, or, in the case of communications sent to an individual director, to such director.

Director Attendance at the Annual Meeting

The Company does not have a formal policy with respect to director attendance at annual meetings. In fiscal 2005, all directors attended the Company’s annual meeting.

Annual Report and Form 10-K

ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005 AND COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO: FUELCELL ENERGY, INC., 3 GREAT PASTURE ROAD, DANBURY, CONNECTICUT 06813 ATTN: SHAREHOLDER RELATIONS OR IS ALSO AVAILABLE THROUGH THE COMPANY’S WEBSITE AT WWW.FUELCELLENERGY.COM.

Other Matters

As of the date of this proxy statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposal set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

By Order of the Board of Directors Joseph G. Mahler Corporate Secretary
Danbury, CT
February 21, 2006

ANNEX A - NOMINATING AND GOVERNANCE COMMITTEE CHARTER

FUELCELL ENERGY, INC.

Nominating and Corporate Governance Committee Charter

Purpose

The principal purpose of the Nominating and Corporate Governance Committee (the “Committee”), in its capacity as a committee of the Board of Directors, is to: (i) identify individuals qualified to become members of the Board of Directors; (ii) recommend the persons to be nominated by the Board of Directors for election as directors at the annual meeting of stockholders; (iii) monitor and oversee the Company’s compliance with sound principles of corporate governance, consistent with applicable law; and (iv) develop and recommend to the Board for adoption corporate governance principles applicable to the Company.

Structure and Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee’s composition shall meet the requirements of applicable Nasdaq rules. Accordingly, all members of the Committee shall be “independent” directors, as defined by such rules. Members of the Committee shall be appointed by the Board of Directors. Unless the Board of Directors elects a Chair of the Committee, the Committee shall elect a Chair by majority vote. The compensation of Committee members shall be as determined by the Board of Directors. The Board of Directors may remove any member of the Committee from such Committee, with or without cause.

Authority and Responsibilities Relating to Nominations

1.
Selection of Director Nominees. The Committee shall be responsible for (i) identifying individuals qualified to become members of the Board of Directors and (ii) recommending to the Board of Directors the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board of Directors to fill any vacancies on the Board.

2.
Criteria for Selecting Directors. The Nominating and Corporate Governance Committee shall use the criteria set forth on Exhibit A to the Nominating and Corporate Governance Committee Charter to guide its selection process for Directors. Directors shall not be required to meet any specific or minimal qualifications.

3.
Stockholder Nominees. The Committee shall consider nominees for the Board of Directors recommended by stockholders. Nominations by stockholders must be in writing, must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the nominating stockholder is a beneficial or record owner of the Company’s common stock. Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as director if elected. Nominations should be delivered to the Nominating Committee at the following address:

Nominating and Corporate Governance Committee
FuelCell Energy, Inc.
c/o Corporate Secretary
3 Great Pasture Road
Danbury, CT 06813

5.
Selection Process. The Committee shall review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of stockholders, or, in the case of a vacancy on the Board of Directors, recommend a director to be elected by the Board to fill such vacancy.

6.
Search Firms. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director nominees, including sole authority to approve the search firm's fees and other retention terms. The Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of any search firm engaged by the Committee.

Authority and Responsibilities Related To Corporate Governance

1.
In General. The committee shall develop and recommend to the Board for its consideration a set of corporate governance principles to be applicable to the Company, and the Committee shall periodically review, assess and recommend to the Board for its consideration any changes deemed appropriate.

2.	Board performance. The Committee shall periodically review, discuss and assess the performance of the Board and any Committees of the Board.

3.
Board Committees. The Committee shall review the Board’s committee structure and make recommendations to the full Board concerning the number and responsibilities of Board committees and committee assignments.

4.
Conflicts of Interest. The Committee shall periodically review and report to the Board regarding any questions of possible conflicts of interest or related transactions involving Board members or members of senior management of the Company.

Procedures and Administration

1.
Meetings. The Committee shall meet as often as it deems necessary in order to perform its responsibilities. A majority of the members of the Committee shall constitute a quorum. A majority of the quorum (or, in the case a quorum at the time consists of two members of the Committee, both members present) shall be required to take formal action of the Committee. The Committee shall keep such records of its meetings, as it shall deem appropriate.

2.
Subcommittees. The Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single members), as it deems appropriate from time to time under the circumstances.

3.	Reports to the Board. The Committee shall report regularly to the Board.

4.	Charter. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.	Annual Self-Evaluation. At least annually, the Committee shall evaluate its own performance.

Exhibit A
FUELCELL ENERGY, INC.
Criteria for Nomination as Director

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.
Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

3.	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board of Directors and its committees.

4.
Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

5.
Nominees should not have, or appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

6.
Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board of Directors should be considered.

7.	Nominees should normally be able to serve for at least five years before reaching the age of 70.

Application of Criteria to Existing Directors

The renomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating Committee shall consider the existing directors’ performance on the Board and any committee, which shall include consideration of the extent to which the directors undertook continuing director education.

Criteria for Composition of the Board

The backgrounds and qualifications of the directors considered, as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board of Directors in fulfilling its responsibilities.

ANNEX B - AUDIT AND FINANCE COMMITTEE CHARTER

FUELCELL ENERGY, INC.

Audit and Finance Committee Charter

Purpose

The principal purpose of the Audit and Finance Committee (the “Committee”), in its capacity as a committee of the Board of Directors, is to oversee (i) management’s conduct of the Company’s financial reporting process, including reviewing the financial reports and other financial information provided by the Company and the Company’s systems of internal accounting and financial controls, (ii) the Company’s independent auditors’ qualifications and independence and the audit and non-audit services provided to the Company, and (iii) the performance of the Company’s independent auditors. The Committee shall also assist the Board in providing oversight as to the Company’s financial and related activities, including capital market transactions.

Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee’s composition shall meet the requirements of applicable Nasdaq rules (including Rules 4200(a)(15) and 4350(d)) and Section 301 of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and Securities and Exchange Commission (“SEC”) rules promulgated thereunder (including Exchange Act Rule 10A-3). Accordingly, all members of the Committee will be independent directors (as independence is defined under Nasdaq Rule 4350(d)(2)(A)(i) and under Exchange Act Rule 10A-3(b)(1)); all members of the Committee will be able to read and understand fundamental financial statements (including balance sheets, income statements and cash flow statements); no member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and at least one member of the Committee will meet the financial sophistication requirements set forth in Nasdaq Rule 4350(d)(2)(A)(i). It is also expected that at least one member of the Committee will be an “audit committee financial expert,” as that term is defined in Item 410(h) of SEC Regulation S-K.

Key Responsibilities

 The Committee's job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the independent auditors are responsible for auditing those financial statements to confirm that they present fairly in all material respects and are prepared in accordance with generally accepted accounting principles (“GAAP”). Additionally, the Committee recognizes that financial management and the independent auditors have more time and knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

In carrying out its oversight role, the Committee shall perform the following functions, which may be varied from time to time as appropriate under the circumstances:

Independent Auditors and Audit Process

▪
The Committee shall have the ultimate authority and responsibility to establish the compensation for, evaluate the independent auditors, and the independent auditors shall report directly to the Committee.

▪	The Committee shall review and approve the independent auditors' compensation and consider their audit plan and procedures and review any problems arising from the annual audit examination.

▪
The Committee shall pre-approve all audit and non-audit services provided to the Company by the independent auditors. The Committee shall prohibit the independent auditors from performing non-audit services, as required by applicable Public Company Accounting Oversight Board (the “Accounting Oversight Board”) regulations and other applicable legal requirements (including Section 10A(g) of the Exchange Act). The Committee may delegate to one or more of its members the authority to grant preapprovals required hereunder. The decisions of any member to whom authority is delegated to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

▪	The choice of independent auditors shall be annually ratified by the shareholders of the Company.

▪	The Committee shall:

o
Receive from the independent auditors, at least annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1;

o	Discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors’ objectivity and independence;

o
Develop guidelines for the Company’s hiring of employees of the independent auditors who were engaged on the Company’s account, which shall include a prohibition on hiring any such employee as chief executive officer, chief financial officer, chief accounting officer, controller, or any equivalent positions, during one-year periods prior to the commencement of the audit; and

o
Obtain and review, at least annually, a report by the independent auditors describing: the firm’s internal quality-control procedures and, in order to assess the auditor’s independence, all relationships between the independent auditors and the Company.

Financial Statements

▪
The Committee shall review with management and the independent auditors the audited financial statements and the Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) disclosures to be included in the Company’s Annual Report on Form 10-K and the Annual Report to Stockholders, and review and consider with the independent auditors the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61. The Committee shall determine whether to recommend inclusion of these financial statements in these reports.

▪
The Committee shall review with management and the independent auditors the Company’s financial results and MD&A disclosures to be included in the Company’s Quarterly Reports on Form 10-Q and the matters required to be discussed by SAS No. 61, prior to the Company’s filing of the Form 10-Q.

▪	The Committee shall review with management the types of information to be disclosed and the presentations to be made in earnings press releases as far in advance as practical.

▪
The Committee shall require the independent auditors to report timely to the Committee all critical accounting policies and practices to be used by the Company; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

▪
The Committee shall review major changes and other major questions of choice respecting the application of appropriate accounting principles, and the existence and substance of any material accruals, reserves and estimates in the preparation of the Company’s financial statements. The Committee shall discuss with the independent auditors, and confirm that the Company’s financial statements reflect, all material correcting adjustments identified by them in accordance with GAAP and SEC rules and regulations.

▪
The Committee shall review material pending legal proceedings involving the Company and consider other contingent liabilities, as well as other risks and exposures that may have a material impact on the financial statements.

▪	The Committee shall review with management and the independent auditors the financial statement effects of pending regulatory and accounting initiatives.

▪	The Committee shall review with management, for a general understanding, management’s risk assessment and risk management guidelines.

▪	The Committee shall review all material off-balance sheet transactions.

▪
The Committee shall review and oversee the resolution of any significant potential disputes or disagreements between management and the Company’s independent auditors that arose in connection with the preparation of the Company’s financial statements or financial reporting generally.

▪	The Committee shall prepare an Audit Committee Report for inclusion in the Company’s annual meeting of stockholders proxy statement as required by SEC regulations.

Finance Matters

▪	The Committee shall review, approve and/or disapprove potential equity, debt or other financing proposals and refer to the Board for vote when appropriate.

▪	The Committee shall advise management and the Board of Directors on capital market issues.

CEO/CFO Certifications, Internal Controls and Complaints

▪
The Committee shall review as appropriate with the Company’s chief executive officer and chief financial officer the contents of the personal certifications required to be made by them pursuant to Sections 302 and 906 of the S-O Act.

▪
The Committee shall consider the quality and adequacy of the Company’s internal controls and will review with management and the independent auditors their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system.

▪
The Committee shall review the Company’s policies and procedures regarding compliance with applicable laws and regulations, which shall include a Code of Ethics that complies with the requirements promulgated under Section 406 of the S-O Act and the SEC regulations adopted pursuant to this section, and a Code of Conduct that complies with the standards contained in NASDAQ rules.

▪
The Committee shall review and approve all related party transactions and any modifications thereto and consult with management, legal counsel, and the independent auditors to ensure that such transactions are effected and disclosed in conformity with applicable legal requirements and the Company’s Code of Ethics and Conduct Code of Conduct.

▪	The Committee shall inquire into any evidence of illegal conduct or non-compliance with Company policies of which it may become aware.

▪
The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters or suspected violations of the Company’s Code of Ethics, Code of Conduct or other policies and procedures of the Company, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or suspected violations of the Company’s Code of Ethics, Code of Conduct or other policies and procedures.

Procedures

▪
In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and authority to retain outside counsel, auditors or other experts for this purpose.

▪
The Committee shall have the authority to retain, establish the compensation for and terminate outside counsel and other experts and advisors, including public accountants, as it determines appropriate to assist in the full performance of its functions.

▪
The Committee shall meet as often as deemed necessary or appropriate in its judgment, generally at least four times each year, either in person or by phone. The Committee or a member of the Committee shall meet with the independent auditors at least quarterly.

▪	The Committee shall meet on occasion with the independent auditors outside the presence of senior management.

▪
The Committee shall review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the auditors and management's response to that letter.

▪	The Committee may undertake an annual performance evaluation of the Committee.

▪	The Committee shall review the adequacy of this Charter on an annual basis and recommend changes to the Board for approval.

▪
The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; compensation to any advisers appropriately employed by the Committee; and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

ANNEX C - 2006 EQUITY INCENTIVE PLAN

FUELCELL ENERGY, INC.
2006 EQUITY INCENTIVE PLAN

Section 1. Purpose

The purpose of the FuelCell Energy, Inc. 2006 Equity Incentive Plan (the “Plan”) is to attract and retain key employees, directors, advisors and consultants, to provide an incentive for them to assist FuelCell Energy, Inc. (the “Corporation”) to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Corporation.

Section 2. Definitions

(a)
“Affiliate” means any business entity in which the Corporation owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

(b)	“Annual Meeting” means the annual meeting of shareholders or special meeting in lieu of annual meeting of shareholders at which one or more directors are elected.

(c)	“Award” means any Option, Stock Appreciation Right or Restricted Stock awarded under the Plan.

(d)	“Board” means the Board of Directors of the Corporation.

(e)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f)
“Committee” means the Compensation Committee of the Board, or such other committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that the members of such Committee must be Non-Employee Directors as defined in Rule 16b-3(b) promulgated under the Securities Exchange Act of 1934, as amended.

(g)	“Common Stock” or “Stock” means the Common Stock, par value $.0001 per share, of the Corporation.

(h)	“Corporation” means FuelCell Energy, Inc.

(i)
“Designated Beneficiary” means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

(j)	“Director” means any non-employee member of the Board.

(k)
“Fair Market Value” means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

(l)
“Incentive Stock Option” means an option to purchase shares of Common Stock, awarded to a Participant under Section 6, which is intended to meet the requirements of Section 422 of the Code or any successor provision.

(m)	“Nonqualified Stock Option” means an option to purchase shares of Common Stock, awarded to a Participant under Section 6, which is not intended to be an Incentive Stock Option.

(n)	“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(o)	“Participant” means a person selected by the Board to receive an Award under the Plan.

(p)	“Restricted Period” means the period of time selected by the Board during which an award of Restricted Stock may be forfeited to the Corporation.

(q)	“Restricted Stock” means shares of Common Stock subject to forfeiture, awarded to a Participant under Section 8.

(r)	“Stock Appreciation Right” or “SAR” means a right to receive any excess in value of shares of Common Stock over the reference price, awarded to a Participant under Section 7.

Section 3. Administration

The Board shall have the responsibility to administer the Plan. The Board has designated the Committee to administer the Plan. The Board, including any duly authorized committee of the Board, shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Board’s decisions shall be final and binding. To the extent permitted by applicable law and permitted to meet the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, the Board may delegate to the Committee the power to make Awards to Participants and all determinations under the Plan with respect thereto.

Section 4. Eligibility

All employees and, in the case of Awards other than Incentive Stock Options, directors, advisors and consultants of the Corporation or any Affiliate capable of contributing significantly to the successful performance of the Corporation, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan.

Section 5. Stock Available for Awards

(a)
Subject to adjustment under subsection (b), Awards may be made under the Plan of up to a maximum of 2,500,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation the surrender of shares in payment for the Award or any tax obligation thereon, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Common Stock issued through the assumption or substitution of outstanding grants from an acquired corporation shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b)
In the event that the Board determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

Section 6. Stock Options

(a)
Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonqualified Stock Options and determine the number of shares to be covered by each Option, the option price therefore and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.

(b)
The Board shall establish the option price at the time each Option is awarded, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award with respect to Incentive Stock Options.

(c)
Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(d)
No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefore is received by the Corporation. Such payment may be made in whole or in part in cash or, to the extent permitted by the Board at or after the award of the Option, by delivery of shares of Common Stock owned by the option holder, including Restricted Stock, valued at their Fair Market Value on the date of delivery, by the reduction of the shares of Common Stock that the optionholder would be entitled to receive upon exercise of the Option, such shares to be valued at their Fair Market Value on the date of exercise, less their option price (a so-called “cashless exercise”), or such other lawful consideration as the Board may determine.

(e)	The Board may provide for the automatic award of an Option upon the delivery of shares to the Corporation in payment of an Option for up to the number of shares so delivered.

(f)	In the case of Incentive Stock Options the following additional conditions shall apply to the extent required under Section 422 of the Code for the options to qualify as Incentive Stock Options:

(i)
Such options shall be granted only to employees of the Corporation, and shall not be granted to any person who owns stock that possesses more than ten percent of the total combined voting power of all classes of stock of the Corporation or of its parent or subsidiary corporation (as those terms are defined in Section 422(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder), unless, at the time of such grant, the exercise price of such option is at least 110% of the fair market value of the stock that is subject to such option and the option shall not be exercisable more than five years after the date of grant;

(ii)	Such options shall, by their terms, be transferable by the optionholder only by the laws of descent and distribution, and shall be exercisable only by such optionholder during his lifetime;

(iii)
Such options shall not be granted more than ten years from the effective date of this Plan or any subsequent amendment to the Plan approved by the stockholders of the Corporation which extends this Incentive Stock Option expiration date, and shall not be exercisable more than ten years from the date of grant; and

(iv)
Notwithstanding other provisions hereof, the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the employee during any calendar year (under all such plans of the employee's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

Section 7. Stock Appreciation Rights

Subject to the provisions of the Plan, the Board may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. The Board shall establish the option price at the time each SAR is awarded, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award with respect to SARs. SARs granted in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised.

Section 8. Restricted Stock

(a)
Subject to the provisions of the Plan, the Board may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Corporation and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

(b)
Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Corporation. At the expiration of the Restricted Period, the Corporation shall deliver such certificates to the Participant or, if the Participant has died, to the Participant’s Designated Beneficiary.

Section 9. Director’s Grants

(a)
Each year the Corporation may grant Awards to Directors as compensation for their service to the Board, in an amount to be determined by the Board. Each Director shall determine the form of such Award, which may be in the form of shares of Common Stock or Nonqualified Stock Options. Prior to the date of grant, each Director shall elect the manner in which those Awards shall be granted. Any such election shall be effective for the fiscal year and may not be changed.

(b)	Prior to the beginning of the Corporation’s fiscal year, each Director may elect to defer any grants under this Section 9 pursuant to the FuelCell Energy Inc. Directors Deferred Compensation Plan.

Section 10. General Provisions Applicable to Awards

(a)
Documentation. Each Award under the Plan shall be evidenced by a written document delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

(b)
Board Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

(c)
Settlement. The Board shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Corporation, Awards, other property or such other methods as the Board may deem appropriate. If shares of Common Stock are to be used in payment pursuant to an Award and such shares were acquired upon the exercise of a stock option (whether or not granted under this Plan), such shares must have been held by the Participant for at least six months.

(d)
Dividends and Cash Awards. In the discretion of the Board, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.

(e)
Termination of Employment. The Board shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant’s legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

(f)
Change in Control. In order to preserve a Participant’s rights under an Award in the event of a change in control of the Corporation, the Board in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant’s request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Board to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provision as the Board may consider equitable and in the best interests of the Corporation. Notwithstanding the foregoing, any change in Incentive Stock Options shall comply with the rules under Section 424 of the Code and no change may be made to any Award which would make the Award subject to the provisions of Section 409A of the Code.

(g)
Withholding. The Corporation shall have the power and the right to deduct or withhold, or require a Participant to remit to the Corporation an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to an Award or any dividends or other distributions payable with respect thereto. In the Board’s discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Corporation and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

(h)
Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including substituting therefore another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonqualified Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(i)	Except as otherwise provided by the Board, Awards under the Plan are not transferable other than as designated by the Participant by will or by the laws of descent and distribution.

(j)	Notwithstanding any provision contained in this Plan to the contrary, in no event shall the Board take any action which violate any of the applicable provisions of Section 409A of the Code.

Section 11. Miscellaneous

(a)
No Right To Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)
No Rights As Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

(c)
Effective Date. Subject to the approval of the shareholders of the Corporation, the Plan shall be effective on March 28, 2006. Prior to such approval, Awards may be made under the Plan expressly subject to such approval.

(d)
Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable requirement of the laws of the jurisdiction of incorporation of the Corporation, any applicable tax requirement, including Section 422 of the Code, any applicable rules or regulation of the Securities and Exchange Commission, including Rule 16(b)-3 (or any successor rule thereunder), or the rules and regulations of NASDAQ or any other exchange or stock market over which the Corporation’s securities are listed.

(e)	Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the jurisdiction of incorporation of the Corporation.

(f)
Indemnity. Neither the Board nor the Committee, nor any members of either, nor any employees of the Corporation or any parent, subsidiary, or other affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Corporation hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Corporation and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

C/O CONTINENTAL STOCK TRANSFER 17 BATTERY PLACE NEW YORK, NY 10004
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit the voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on March 27, 2006. Have the proxy card in hand when accessing the Web site and follow the instructions to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by FuelCell Energy, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e- mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote shares using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. You may also sign up for electronic delivery by contacting www.investordelivery.com.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit the voting instructions up until 11:59 p.m. Eastern Daylight Time on March 27, 2006. Have this proxy card in hand when calling and then follow the instructions.

VOTE BY MAIL
Mark, sign and date the proxy card and return it in the postage-paid envelope we have provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	FUELC1	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY-VOTING CARD IS VALID ONLY WHEN SIGNED AND DATED.

FUELCELL ENERGY, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1.	Election of Directors:					For All	Withhold All	Except For All	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.

	Nominees:	01)	Warren D. Bagatelle	06)	William A. Lawson	☐	☐	☐
		02)	R. Daniel Brdar	07)	Jerry D. Leitman
		03)	Michael Bode	08)	Charles J. Murphy
		04)	James D. Gerson	09)	George K. Petty
		05)	Thomas L. Kempner	10)	John A. Rolls

Vote on Proposals			For	Against	Abstain

2.	Ratification of Selection of KPMG LLP as independent Registered Public Accounting Firm		☐	☐	☐

3.	Adoption of the 2006 FuelCell Energy, Inc. Equity Incentive Plan.		☐	☐	☐

4.	As such proxies may in their discretion determine in respect of any other business properly to come before said meeting (the Board of Directors knowing of no such other business).

(Please sign in the same form as name appears hereon. Executors and other fiduciaries should indicate their titles. If signed on behalf of a corporation, give title of officer signing).	YES	NO

Please indicate if you plan to attend this meeting	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY FORM	PROXY FORM

FUELCELL ENERGY, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MARCH 28, 2006
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jerry D. Leitman and Joseph G. Mahler, and each of them, attorneys with full power of substitution, to vote as directed on the reverse side all shares of Common Stock of FuelCell Energy, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held at the Sheraton Danbury Hotel located at 18 Old Ridgebury Road, Danbury, CT at 10:00 a.m. and at any adjournment or postponement thereof.

UNLESS THE STOCKHOLDER DIRECTS OTHERWISE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AS PROPOSED.
PLEASE SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED.